UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 8, 2007


                                NEW MOTION, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    34-51353                    06-1390025
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


             42 CORPORATE PARK, SUITE 250, IRVINE, CALIFORNIA 92606
                (Address of Principal Executive Offices/Zip Code)

                                 (949) 777-3700
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 14, 2007, New Motion, Inc. issued a press release announcing its 2007 second quarter financial results, a copy of which is attached hereto as
Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         In addition to historic information, this report, including the exhibit, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibit, and in our periodic reports filed with the Securities and Exchange Commission.

ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On August 8, 2007, the Board resolved to set the authorized number of directors eligible to serve on the Board at seven, and appointed Gil Klier as a director to fill the vacancy created upon the expansion in the size of the Board. Mr. Klier will serve on the Company's Audit, Nominating and Governance, and Compensation Committees.

         Mr. Klier is currently a Senior Vice President at Countrywide Financial Corporation, and has served in such capacity since 2004. As Senior Vice President, Mr. Klier is responsible for running the warehouse lending company's credit and due diligence group. Prior to his current position at Countrywide in warehouse lending, Mr. Klier was the Chief Financial Officer of Countrywide's closing company called LandSafe. Before joining Countrywide in 2004, Mr. Klier was employed by ABN Amro Bank for almost seven years where he served as the Vice President of Finance at the bank's services company. In such capacity, Mr. Klier was responsible for supporting technology and transaction services for the North American division of the bank. Mr. Klier began his career in 1994 at Coopers and Lybrand Consulting, where he worked in various consulting and accounting capacities. Mr. Klier has an M.B.A. from the University of Chicago Graduate School of Business and is a licensed CPA.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

          (d)     Exhibits.

                  The following exhibit is filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  ------------
                  99.1     Press  release  issued  by New  Motion,  Inc.,  dated
                           August 14, 2007.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            New Motion, Inc.



Date:    August 14, 2007            By:     /S/ ALLAN LEGATOR
                                            ---------------------------
                                            Allan Legator
                                            Chief Financial Officer


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


                                  EXHIBIT INDEX



EXHIBIT
NUMBER                             DESCRIPTION OF EXHIBIT
-------         ----------------------------------------------------------------

99.1            Press release issued by New Motion, Inc., dated August 14, 2007.


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